EXHIBIT 10.11
                                  -------------

                                 ASSET PURCHASE
                            AND INVESTMENT AGREEMENT

THIS AGREEMENT made as of June 13, 2003 between AMERICAN CIGCO, LLC, of Nambe, New Mexico ("Buyer") and Cyco.Net, Inc., of Albuquerque, New Mexico ("Seller")

IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. PURCHASE OF ASSETS. The Buyer agrees to purchase from the Seller and the Seller agrees to sell to the Buyer all of the undertaking, property and assets of the Seller used in the Seller's Internet Tobacco Products Sales and Marketing ("Business") as a going concern, of every kind and description and wherever situated, including but not limited to the assets;

      The Purchase of Assets shall include the purchase of 2,000,000 Shares of Cyco.Net, Inc. Stock as described in SCHEDULE A hereto ("ASSETS AND INVESTMENT").

2. PURCHASE PRICE. The purchase price ("Purchase Price") payable by the Buyer to the Seller for the Assets and the Investment shall be $3,000,000.00 with two notes payable as follows:

      Payment for the Assets shall be $200,000 which shall be payable by a ONE YEAR INSTALLMENT NOTE payable monthly beginning August 1, 2003 at the rate of $16,667.00 per month pursuant to SCHEDULE B-1 ("ONE YEAR INSTALLMENT NOTE") attached hereto.

      FIVE-YEAR CAPITAL NOTE the payment for the 2,000,000 shares of stock shall be payable on an interest-only basis pursuant to the following terms and conditions:

            Amount of Note                $2,800,000
            Term of Note                  Five-years
            Interest Rate                 7% Per Annum
            Interest Payable at the end of each year beginning July 31, 2004
            The Note shall be issued with a $3,000,000 Payment Guarantee that will be obtained by the Buyer and the Seller pursuant to SCHEDULE B-2 attached hereto.

3. The Acquisition shall include a Five Year Transition Management Agreement whereby the Buyer will engage Messrs. Richard Urrea and Daniel Urrea to provide management, operational and technical assistance pursuant to a

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                                     Page 2

      Transition Management Agreement as indicated by SCHEDULE C ("TRANSITION MANAGEMENT AGREEMENT") attached hereto.

4. CLOSING DATE. Time shall be of the essence of this Agreement. The closing of this transaction shall take place at 2:00 p.m. on June 13, 2003 or such earlier or later date as may be mutually acceptable to the parties hereto ("Closing Date" or "Closing").

5. NORMAL COURSE OF BUSINESS. After acceptance of this Agreement, the Seller shall cause the Business to be carried on in the normal course of business.

6. BULK SALES COMPLIANCE. The Seller shall comply with applicable bulk sales legislation.

7. SCHEDULES. Schedules and other documents attached or referred to in this Agreement are an integral part of this Agreement.

8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties and except as herein stated and in the instruments and documents to be executed and delivered pursuant hereto, contains all of the representations and warranties of the respective parties. There are no oral representations or warranties amount the parties of any kind. This Agreement may not be amended or modified in any respect except by written instrument signed by both parties.

9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of the State of New Mexico and the Pueblo of Nambe, New Mexico.

10. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above mentioned.



Richard Urrea                                 Tom Talache, Jr.
----------------------------------            ----------------------------------
Seller                                        Buyer




Daniel Urrea                                  Paul Rainbird
----------------------------------            ----------------------------------
Seller                                        Buyer



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                                     Page 3

                                 SCHEDULE "A"
                                LIST OF ASSETS



Customer List

Trade Names:  www.cycocigs.com, www.aabakismokes.com
              ----------------

Inventory:  Broncos, GT-1, Cowboys, Kingsley

Hardware
      3 GATEWAY COMPUTERS
      HEAVY SHELVING
      PRINTERS
      HP 4100 LAZER PRINTER
      HP COPIER/FAX

Software  and  Systems:   Inventory  management,  Online  Ordering,  Processing,
E-mail response Systems, Bulk Email News letter Systems.  Support.

Investment Description:

      Cyco.Net, Inc. Stock Certificate Number   2,000,000 shares Common Stock
                                                Restricted Pursuant to
                                                Securities and Exchange
                                                Commission Rule 144

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                                     Page 4

                      ADDENDUM TO ASSET PURCHASE AGREEMENT

This addendum is to the Asset Purchase Agreement dated June 13, 2003, between American Indian CigCo, LLC and Cyco.net Inc. The effective date of the purchase shall be July 1, 2003.